PROMISSORY NOTE


         U.S. 187,000,000                             New York, New York
                                                    December 30, 1996


          FOR VALUE RECEIVED, LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), by this Promissory Note hereby unconditionally promises to pay no later than March 31, 1997 (the "Maturity Date"), to the order and for the account of ROCHE HOLDINGS INC. (the "Lender") at a bank to be designated by the Lender by notice to the Borrower, the principal amount of ONE HUNDRED AND EIGHTY SEVEN MILLION DOLLARS in lawful money of the United States of America in same day funds.

          The Borrower shall pay interest in like funds on the unpaid principal amount hereof until the unpaid principal amount under this Note is paid in full. Interest shall accrue from the date hereof on the outstanding principal amount of this Note at a rate per annum equal to 6.625%. Interest shall be calculated on the basis of a year of 360 days and the actual number of days elapsed and shall be payable on the Maturity Date.

          The Borrower shall pay interest on demand on any overdue principal hereof or overdue interest hereon from and including the date payment of such principal or such interest, as the case may be, was due to but not including the day of actual payment, calculated on a daily basis at a rate per annum which shall be equal to the sum of (i) 2% per annum and (ii) the interest rate applicable to this Note immediately before such amount became due.

          If an Event of Default (as defined in the Credit Agreement dated as of April 28, 1995 among the Borrower, the banks party thereto and Credit Suisse (New York Branch), as Administrative Agent (as the same may be amended from time to time)) shall occur and be continuing, then, in any such event, the Lender may by notice to the Borrower declare this Note and all interest hereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, then without any notice to the Borrower or any other act by the Lender, this Note and all interest hereon shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

          The Borrower hereby authorizes the Lender, if and to the extent any payment owed to the Lender is not made when due, to charge from time to time against any or all of the Borrower's accounts with the Lender any amount so due. The Borrower expressly waives diligence, presentment, demand, protest, notice of dishonor or other notice of any kind. This Note may be prepaid in whole or in part at any time upon three Business Days' notice.

          If this Note is repaid on any day other than the Maturity Date, the Borrower shall reimburse the Lender within 15 days after demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment; provided that the Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

          If any payment on this Note shall be due and payable on a day which is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and any extended time for the payment of principal or interest shall be included in computing interest at the rate this Note bears in connection with such payment.

          The failure of the Lender to exercise any rights hereunder shall not constitute a waiver thereof in that or any other instance.

          Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by a statement in writing signed by the Borrower with the prior written consent of the Lender.

          All payments made on account of principal and interest hereof, may be recorded by the Lender and endorsed on the grid attached hereto, which is part of this Note; provided that the failure of the Lender to make such recordation or endorsement, or any error therein, shall not affect the obligations of the Borrower with respect to this Note.

           As used herein, "Business Day" means any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and foreign exchange business in London and New York City.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND
     GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          The Borrower irrevocably submits to the non-exclusive jurisdiction of any federal or New York State court sitting in New York City, and any appellate court from such court, in any suit, action or proceeding arising out of or relating to this Note, and hereby irrevocably waives, to the fullest extent permitted by law, any immunity from jurisdiction of any court or from any legal process the Borrower has or may hereafter acquire with respect to itself or its property in respect of its obligations under this Note.



                          LABORATORY CORPORATION OF AMERICA
                             HOLDINGS

                         By: /s/ WESLEY R. ELINGBURG
                             -----------------------
                                 WESLEY R. ELINGBURG
                         Title: Executive Vice President and
                         Chief Financial Officer

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                       PAYMENTS OF PRINCIPAL AND INTEREST


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                                          Unpaid
                         Amount of       Principal    Amount of    Notification
             Date     Principal Repaid   Balance    Interest Paid    Made By
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